UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

April ___, 2026

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of InspireMD, Inc. to be held at 10.00 a.m., Eastern Time, on June 3, 2026, at the offices of InspireMD, Inc., 4 Menorat Hamaor St., Tel-Aviv, Israel. Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Michael Lawless by email at mikel@inspiremd.com or phone at (888) 776-6804 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on June 1, 2026, so that we can timely provide your name to building security.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 23, 2026, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of stockholders and our 2025 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.

Sincerely,

Paul Stuka
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2026:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2025 Annual Report to Stockholders are available at:

www.proxyvote.com

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 3, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of InspireMD, Inc., a Delaware corporation (the “Company”, “we”, “our”, or “us”), will be held at 10:00 a.m., Eastern Time, on June 3, 2026, at the offices of InspireMD, Inc., 4 Menorat Hamaor St., Tel-Aviv, Israel. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of three Class 3 directors to serve on our board of directors for a term of three years or until his or her successor is elected and qualified, for which Marvin Slosman, Raymond Cohen and Dan Dearen are the nominees (the “Director Election Proposal”).

(2)	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares (the “Authorized Shares Proposal”).

(3)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Reappointment Proposal”).

(4)	To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3 (the “Adjournment Proposal”).

(5)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our board of directors recommends a vote FOR the election of the director nominees named in the Director Election Proposal (Proposal 1), FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares in the Authorized Shares Proposal (Proposal 2), FOR the ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2026, under the Auditor Reappointment Proposal (Proposal 3) and FOR an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3, under the Adjournment Proposal (Proposal 4).

The board of directors has fixed the close of business on April 10, 2026 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any continuation(s), postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Michael Lawless by email at mikel@inspiremd.com or phone at (888) 776-6804 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on June 1, 2026, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 9:30 a.m., Eastern Time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 23, 2026, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of stockholders and our 2025 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

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YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or by completing, signing and mailing your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote online, by telephone or by completing and returning the voting instruction form in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the Annual Meeting and vote in person. Failure to do any of the foregoing may result in your shares not being eligible to be voted at the Annual Meeting.

By Order of The Board of Directors,

Paul Stuka
Chairman

April ___, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2026:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2025 Annual Report to Stockholders are available at:

www.proxyvote.com

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Table of Contents

ABOUT THE ANNUAL MEETING	7

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	12

REPORT OF THE AUDIT COMMITTEE	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS	22

EXECUTIVE OFFICERS	25

EXECUTIVE COMPENSATION	26

PROPOSAL 2: approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares	39

PROPOSAL 3: RATIFICATION OF REAPPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

PROPOSAL 4: approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3	42

OTHER BUSINESS	43

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	44

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InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 3, 2026

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on June 3, 2026, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment(s) or postponement(s) of the Annual Meeting.

The principal executive office of the Company is located at, and the mailing address of the Company is, 6303 Waterford District Drive, Suite 215, Miami, Florida 33126.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2026:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2025 Annual Report to Stockholders are available at:

www.proxyvote.com

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or intermediary in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will be requested to act upon the matters outlined in the Notice of Annual Meeting of Stockholders, consisting of the following:

(1)	Election of three Class 3 directors to serve on our board of directors for a term of three years or until his or her successor is elected and qualified, for which Marvin Slosman, Raymond Cohen and Dan Dearen are the nominees (the “Director Election Proposal”).

(2)	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares (the “Authorized Shares Proposal”).

(3)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Reappointment Proposal”).

(4)	To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3 (the “Adjournment Proposal”).

(5)	Such other business as may properly come before the Annual Meeting.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about April 23, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Annual Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact InspireMD, Inc., 6303 Waterford District Drive, Suite 215, Miami, Florida 33126, Attn: Investor Relations, via email to mikel@inspiremd.com or by calling (888) 776-6804 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or other Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to our Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction form for shares held in street name. Please follow the directions provided in the Notice and in each proxy card or voting instruction form you receive to ensure that all your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 10, 2026 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 46,892,979 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

What are the voting rights of the stockholders?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you own as of the Record Date.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of 33.3% of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other intermediary, the intermediary is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” Follow the instructions from your broker, bank or other intermediary included with these proxy materials, or contact your broker, bank or other intermediary to request a proxy card. As the beneficial owner, you have the right to direct your intermediary concerning how to vote your shares by using the Notice or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal (Proposal 1), the Authorized Shares Proposal (Proposal 2) or the Adjournment Proposal (Proposal 4) in the absence of specific instructions from you.

With respect to the Auditor Reappointment Proposal (Proposal 3), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposal even if you do not provide your broker with instructions on that proposal.

How do I vote my shares?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

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●

In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

There may be limitations on our ability to hold the Annual Meeting in person this year. See “Do you plan to hold the Annual Meeting in person this year?” below.

●	By Written Proxy or Voting Instruction Form - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a voting instruction form from your bank, broker or other intermediary.

The board of directors has appointed Michael Lawless, chief financial officer, and Marvin Slosman, president, chief executive officer and director, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Michael Lawless, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the Director Election Proposal (Proposal 1), stockholders may vote for the director nominee or may withhold their vote as to the director nominee. With respect to the Authorized Shares Proposal (Proposal 2), the Auditor Reappointment Proposal (Proposal 3) and the Adjournment Proposal (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the director nominees under the Director Election Proposal.

Proposal 2 —FOR the Authorized Shares Proposal.

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Proposal 3—FOR the Auditor Reappointment Proposal.

Proposal 4—FOR the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed, executed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the director nominees under the Director Election Proposal.

Proposal 2—FOR the Authorized Shares Proposal

Proposal 3—FOR the Auditor Reappointment Proposal.

Proposal 4—FOR the Adjournment Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other intermediary may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

●	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Michael Lawless, chief financial officer, by the close of business on June 1, 2026.

If you are a street name holder, your bank, broker or other intermediary should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Proposal 1—Directors are elected by a plurality of the votes cast. With respect to the election the director nominees, you may vote “FOR” or “WITHHOLD” authority to vote for the nominees to the board of directors. “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposal 2—Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this Proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

Proposal 3—Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this Proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

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Proposal 4—Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this Proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of directors under the Director Election Proposal (Proposal 1), the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares under the Authorized Shares Proposal (Proposal 2), the ratification of the reappointment of the independent registered public accounting firm under the Auditor Reappointment Proposal (Proposal 3) and the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3 under the Adjournment (Proposal 4).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of directors under the Director Election Proposal (Proposal 1), the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock under the Authorized Shares Proposal (Proposal 2) and the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3 under the Adjournment (Proposal 4). With respect to the ratification of the reappointment of the independent registered public accounting firm (Proposal 3), we expect that there will be only minimal (if any) broker-non-votes because that proposal is considered a routine matter and a broker holding shares for a beneficial owner will therefore have discretionary authority to vote those shares for that proposal in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, intermediaries and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, intermediaries and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that Dr. Roubin, Messrs. Stuka, Berman, Cohen, Dearen and Ward, satisfy the requirement for independence as defined under Nasdaq Listing Rule 5605(a)(2) and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq listing rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Dearen, Berman, Cohen and Stuka, each of whom our board has determined to be financially literate and qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Dearen is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee held a total of 7 meetings during the twelve months ended December 31, 2025. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to mikel@inspiremd.com or by telephone to (888) 776-6804.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Berman and Stuka, each of whom qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Berman is the chairman of our nominating and corporate governance committee. The nominating and corporate governance committee identifies and recommends to our board of directors individuals qualified to be director nominees. In addition, the nominating and corporate governance committee recommends to our board of directors the members and chairman of each board committee who will periodically review and assess our code of business conduct and ethics and our corporate governance guidelines. The nominating and corporate governance committee also makes recommendations for changes to our code of business conduct and ethics and our corporate governance guidelines to our board of directors, reviews any other matters related to our corporate governance and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee held a total of 1 meeting during the twelve months ended December 31, 2025. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to mikel@inspiremd.com or by telephone to (888) 776-6804.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Stuka, Cohen and Dearen, each of whom qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Stuka is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee held 2 meetings during the twelve months ended December 31, 2025. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to mikel@inspiremd.com or by telephone to (888) 776-6804.

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Meetings and Attendance

The board of directors held a total of 4 meetings during the twelve months ended December 31, 2025, and each director attended at least 100 percent of the aggregate number of all (i) board meetings held during the period for which he/she was a director and (ii) committee meetings held during the period for which he/she was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. None of our directors attended our 2025 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Mr. Stuka is our independent, non-executive chairman of the board of directors and Mr. Slosman is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Mr. Stuka is especially suited to serve as our chairman of the board, in light of his significant strategic and investment management experience in the U.S. healthcare industry, which provide him with a unique perspective on the best methods of growth for a life sciences company.

Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance, cybersecurity and reporting levels.

The audit committee focuses on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

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In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee regularly reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions with our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Code of Ethics

We have adopted a code of ethics and business conduct that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is posted on our website at www.inspiremd.com. We intend to disclose future amendments to certain provisions of the code of ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of such amendment or waiver.

Insider Trading Policy

We have adopted a statement of trading policies that governs the trading in our securities by our directors, officers and certain other covered persons, and which is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and any listing standards applicable to the Company. Our insider trading policy prohibits directors, officers and other employees from engaging in short sales, hedging transactions or monetization transactions with respect to our stock at any time. A copy of the Insider Trading Policy is filed as an exhibit to our 2025 Annual Report on Form 10-K. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Clawback Policy

We have adopted an Executive Officer Clawback Policy (the “Clawback Policy”), in accordance with the Nasdaq listing standards and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exception. A copy of the Clawback Policy is filed as an exhibit to our 2025 Annual Report on Form 10-K.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o InspireMD, Inc., 6303 Waterford District Drive, Suite 215, Miami, Florida 33126. Our Secretary will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

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Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. The director nominee for reelection at the Annual Meeting was recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o InspireMD, Inc., 6303 Waterford District Drive, Suite 215, Miami, Florida 33126, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in-depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

Other than as described below and other than compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation”, there were no related party transactions that are required to be disclosed pursuant to Regulation S-K promulgated under the Securities Act of 1933, as amended.

Private Placements

In May 2023, we entered into a securities purchase agreement pursuant to which we issued and sold in a private placement (the “May 2023 Private Placement Offering) an aggregate of 10,266,270 shares of our common stock, pre-funded warrants to purchase up to 15,561,894 shares of common stock and warrants to purchase up to an aggregate of 51,656,328 shares of common stock, at a combined offering price of $1.6327 per share and associated warrants and a combined offering price of $1.6326 per pre-funded warrant and associated warrants. The associated warrants, of which there were four issued with each share of common stock or pre-funded warrant, consisted of Series H warrants to purchase up to 12,914,086 shares of common stock (which were exercised in full in 2024), Series I warrants to purchase up to 12,914,078 shares of common stock (which were exercised in full in 2025), Series J warrants to purchase up to 12,914,086 shares of common stock and Series K warrants to purchase up to 12,914,078 shares of common stock. The associated warrants were immediately exercisable at an exercise price of $1.3827 per share and are exercisable until the earlier of (i) five years after issuance and (ii) the applicable milestone-triggered expiration date, as follows: Series H Warrants: expire 20 trading days following our public release of one-year primary and secondary endpoint results from the C-GUARDIANS pivotal trial, Series I Warrants: expire 20 trading days following the announcement of premarket approval by the U.S. Food and Drug Administration (“FDA”) for CGuard Prime 135 cm carotid stent system, Series J Warrants: expire 20 trading days following our announcement of FDA approval for the SwitchGuard system and CGuard Prime 80 cm carotid stent system, and Series K Warrants: expire 20 trading days following the end of the fourth fiscal quarter after the fiscal quarter in which the first U.S. commercial sale of the CGuard carotid stent system occurs. Certain of our directors participated in the May 2023 Private Placement Offering along and with other investors in the May 2023 Private Placement Offering.

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In July 2025, we entered into a securities purchase agreement pursuant to which we agreed to sell and issue in a private placement (the “July 2025 Private Placement Offering) an aggregate of 6,791,380 shares of our common stock and pre-funded warrants to purchase up to 9,764,804 shares of common stock at an offering price of $2.42 per share and an offering price of $2.4199 per pre-funded warrant. Certain of our directors and executive officers participated in the July 2025 Private Placement Offering along with other investors in the July 2025 Private Placement Offering.

The number of shares of our common stock and warrants that certain of our directors and executive officers purchased and the aggregate purchase price paid in the May 2023 Private Placement Offering and July 2025 Private Placement Offering is set forth in the table below:

	May 2023 Private Placement						July 2025 Private Placement
Name of Related Party	Common Shares	Series H Warrants*	Series I Warrants**	Series J Warrants	Series K Warrants	Total Purchase Price	Common Shares	Total Purchase Price
Michael Berman	122,497	61,249	61,248	61,249	61,248	$169,376.60	-	-
Thomas Kester	61,249	30,625	30,624	30,625	30,624	$84,688.99	30,991	$74,998.22
Gary Roubin	61,249	30,625	30,624	30,625	30,624	$84,688.99	41,322	$99,999.24
Paul Stuka	175,000	87,500	87,500	87,500	87,500	$241,972.50	20,661	$49,999.62
Marvin Slosman	-	-	-	-	-	-	10,330	$24,998.60

* Exercised in full in 2024

** Exercised in full in 2025

Consulting Agreement

On September 15, 2023, our board of directors approved our entry into a consultancy agreement (the “Consultancy Agreement”) with an immediate family member of our Chief Executive Officer to provide services related to administrative projects in connection with our expansion into the United States until a full-time employee is hired for such role.

Under the original terms of the Consultancy Agreement, we paid a fixed hourly rate of $50 for up to 20 hours per week, plus reimbursement of customary expenses.

On July 1, 2024, our audit committee approved an amendment to the Consultancy Agreement pursuant to which the consultant was paid a fixed hourly rate of $100 for up to 95 hours per month, with total compensation not to exceed $120,000, inclusive of expenses, for the twelve-month period ending June 30, 2025. During the years ended December 31, 2025 and 2024, we paid $56,000 and $76,000, respectively, under the Consultancy Agreement.

The Consultancy Agreement was terminated in July 2025.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2025, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited (“Kesselman”). The audit committee has also discussed with Kesselman the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from Kesselman required by applicable requirements of the PCAOB regarding Kesselman’s communications with the audit committee concerning independence, and has discussed with Kesselman that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC.

The Audit Committee:

Michael Berman
Dan Dearen (Chairman)
Raymond Cohen
Paul Stuka

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 10, 2026 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Under the terms of pre-funded and warrants, certain of the beneficial owners may not exercise the pre-funded and warrants (and pre-funded warrants that the beneficial owner may elect to receive in lieu of shares of common stock under the terms of the warrant) to the extent such exercise would cause such beneficial owner, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 9.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination common stock issuable upon exercise of the pre-funded and warrants which have not been exercised. The number of shares in the first column does not reflect this limitation.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 6303 Waterford District Drive, Suite 215, Miami, Florida 33126. As of April 10, 2026, we had 46,892,979 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Entities affiliated with Marshall Wace, LLP	28,103,699	(2)	9.99%
Entities affiliated with OrbiMed Advisors LLC	27,491,521	(3)	9.99%
Entities affiliated with Rosalind Advisors, Inc.	10,987,105	(4)	9.99%
Entities affiliated with Nantahala Capital Management, LLC	9,671,157	(5)	9.99%
Soleus Private Equity Fund III, L.P.	6,711,630	(6)	9.99%
Entities affiliated with Velan Capital	3,951,756	(7)	9.99%
Entities affiliated with Aberdeen Group	3,173,364	(8)	6.77%
Entities affiliated with Parkman Healthcare	2,440,633	(9)	5.21%
Officers and Directors
Marvin Slosman	2,556,760	(10)	5.17%
Michael Lawless	4,753,265	(11)	10.14%
Shane Gleason	1,157,195	(12)	2.46%
Andrea Tommasoli	1,136,088	(13)	2.41%
Paul Stuka	1,271,011	(14)	2.69%
Michael Berman	478,233	(15)	1.02%
Raymond Cohen	92,417	(16)	* %
Danny Dearen	100,047	(17)	* %
Gary Roubin, M.D.	897,470	(18)	1.91%
Scott R. Ward	171,911	(19)	* %
All directors and executive officers as a group (10 persons)	12,614,397		24.98%

*	Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 10, 2026. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

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(2)	Based on our knowledge, including a Schedule 13G/A filed with the Securities and Exchange Commission on November 14, 2025. Represents (i) 1,860,405 shares of common stock, (ii) 17,564,128 shares of common stock issuable upon the exercise of pre-funded warrants issued in the May 2023 Private Placement Offering and issued upon the exercise and conversion of Series H Warrants and Series I Warrants into pre-funded warrants in 2024 and 2025, respectively, (iii) 4,339,583 shares of common stock issuable upon the exercise of Series J Warrants issued in the May 2023 Private Placement Offering, and (iv) 4,339,583 shares of common stock issuable upon the exercise of Series K Warrants issued in the May 2023 Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. Marshall Wace LLP, a limited liability partnership formed in England (the “Investment Manager”) acts as investment manager to certain funds and accounts (the “MW Funds”). The Investment Manager has delegated certain authority for US operations and trading to Marshall Wace North America L.P. MW XO Health Innovations Fund LP, a MW Fund, has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities. No individual has ultimate beneficial ownership of the shares owned by MW XO Health Innovations Fund, LP. The address of the stockholder is George House, 131 Sloane Street, London, SW1X 9AT, UK.

(3)	Based on our knowledge, including a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2026. Represents (i) 6,012,109 shares of common stock, (ii) 15,765,674 shares of common stock issuable upon the exercise of pre-funded warrants issued in the May 2023 Private Placement Offering and issued upon the exercise and conversion of Series H Warrants and Series I Warrants into pre-funded warrants in 2024 and 2025, respectively, (iii) 2,856,869 shares of common stock issuable upon the exercise of Series J Warrants issued in the May 2023 Private Placement Offering, and (iv) 2,856,869 shares of common stock issuable upon the exercise of Series K Warrants issued in the May 2023 Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. OrbiMed Advisors LLC exercises investment and voting power over the securities through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares of the securities. The address of the stockholder is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(4)	Based on our knowledge, including a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2026. Represents (i) 3,905,743 shares of common stock, (ii) 3,465,120 shares of common stock issuable upon the exercise of pre-funded warrants issued in the May 2023 Private Placement Offering and issued upon the exercise and conversion of Series H Warrants and Series I Warrants into pre-funded warrants in 2024 and 2025, respectively, (iii) 1,808,121 shares of common stock issuable upon the exercise of Series J Warrants issued in the May 2023 Private Placement Offering, and (iv) 1,808,121 shares of common stock issuable upon the exercise of Series K Warrants issued in the May 2023 Private Placement Offering. The exercise of the foregoing warrants is subject to a 4.99% blocker, except that the exercise of the pre-funded warrants mentioned in (ii) above is subject to a 9.99% blocker. Rosalind Advisors, Inc., or the Advisor, is the investment advisor to Rosalind Master Fund L.P., or RMF, and may be deemed to be the beneficial owner of shares held by RMF. Steven Salamon is the portfolio manager of the Advisor and may be deemed to be the beneficial owner of shares held by RMF. Notwithstanding the foregoing, the Advisor and Mr. Salamon disclaim beneficial ownership of the shares. The address of the stockholder is c/o TDWaterhouse, 77 Bloor St W, 3rd Floor, Toronto, Ontario M5S 1M2.

(5)	Based on our knowledge, including a Schedule 13G/A filed with the Securities and Exchange Commission on November 14, 2025. Represents (i) 2,418,016 shares of common stock, (ii) 3,636,900 shares of common stock issuable upon the exercise of pre-funded warrants issued in the May 2023 Private Placement Offering and issued upon the exercise and conversion of Series H Warrants and Series I Warrants into pre-funded warrants in 2024 and 2025, respectively, (iii) 1,808,121 shares of common stock issuable upon the exercise of Series J Warrants issued in the May 2023 Private Placement Offering, and (iv) 1,808,120 shares of common stock issuable upon the exercise of Series K Warrants issued in the May 2023 Private Placement Offering held by the following stockholders affiliated with Nantahala Capital Management, LLC: Nantahala Capital Partners Limited Partnership, Nantahala Capital Partners II Limited Partnership, NCP RFM LP, Blackwell Partners LLC - Series A and Pinehurst Partners, L.P. The exercise of the foregoing warrants is subject to a 9.99% blocker. The above shall not be deemed to be an admission by any stockholder that it is itself a beneficial owner of any these securities for purposes of Section 13(d) of the Exchange Act or any other purpose. Nantahala Capital Management, LLC, a Registered Investment Adviser, has the power to vote and/or direct the disposition of the securities held by the stockholder, either as a General Partner, Investment Manager, or Sub-Advisor, and may be deemed the beneficial owner of the shares of common stock held by such stockholder. Further, these stockholders may exercise certain rights to acquire shares of common stock disclosed above only if such acquisition would not cause the total number of shares of common stock beneficially owned by it and its affiliates to exceed 9.99% of the shares of common stock then outstanding. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held by the stockholder. The address of Nantahala Capital Partners Limited Partnership is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of Nantahala Capital Partners II Limited Partnership is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of NCP RFM LP is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of Blackwell Partners LLC - Series A is 280 South Mangum Street, Suite 210 Durham, NC 27701. The address of Pinehurst Partners, L.P. is c/o Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801.

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(6)	Based on our knowledge, including a Schedule 13G filed with the Securities and Exchange Commission on May 24, 2023. Represents (i) 2,199,118 shares of common stock, (ii) 1,756,256 shares of common stock issuable upon the exercise of pre-funded warrants issued in the May 2023 Private Placement Offering and issued upon the exercise and conversion of Series H Warrants and Series I Warrants into pre-funded warrants in 2024 and 2025, respectively, (iii) 1,378,128 shares of common stock issuable upon the exercise of Series J Warrants issued in the May 2023 Private Placement Offering, and (iv) 1,378,128 shares of common stock issuable upon the exercise of Series K Warrants issued in the May 2023 Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. Soleus Private Equity GP III, LLC is the sole general partner of the stockholder. Soleus PE GP III, LLC is the sole manager of Soleus Private Equity GP III, LLC. Mr. Guy Levy is the sole managing member of Soleus PE GP III, LLC. Each of Mr. Guy Levy, Soleus PE GP III, LLC and Soleus Private Equity GP III, LLC disclaims beneficial ownership of the securities held by the stockholder, except to the extent of their respective pecuniary interests therein. The address of the stockholder is 104 Field Point Road, Second Floor, Greenwich, CT 06830.

(7)	Based on our knowledge, including a Schedule 13G/A filed with the Securities and Exchange Commission on August 6, 2025. Represents (i) 2,143,698 shares of common stock (ii) 904,029 shares of common stock issuable upon the exercise of pre-funded warrants issued in the May 2023 Private Placement Offering and issued upon the exercise and conversion of Series H Warrants and Series I Warrants into pre-funded warrants in 2024 and 2025, respectively, (iii) 452,015 shares of common stock issuable upon the exercise of Series J Warrants issued in the May 2023 Private Placement Offering, and (iv) 452,014 shares of common stock issuable upon the exercise of Series K Warrants issued in the May 2023 Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. As the general partner of Velan Master, Velan Capital Holdings LLC (“Velan GP”), may be deemed to beneficially own the securities owned directly by Velan Master. As the investment manager of Velan Master, Velan Capital Investment Management LP (“Velan Capital”), may be deemed to beneficially own the securities owned directly by Velan Master. As the general partner of Velan Capital, Velan Capital Management LLC (“Velan IM GP”), may be deemed to beneficially own the securities owned directly by Velan Master. As the managing members of Velan GP and Velan IM GP, Adam Morgan and Balaji Venkataraman may be deemed to beneficially own the securities owned directly by Velan Master. The address of the selling stockholder is 100 North Main Street, Suite 301, Alpharetta, Georgia, 30009.

(8)	Based on our knowledge, including a Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2026. Represents 3,173,364 shares of common stock. The securities held by the foregoing stockholders may be deemed to be beneficially owned by Aberdeen Investments, which acts as each stockholders’ appointed advisor, and/or Jason Akus, the portfolio manager of such fund. Notwithstanding the foregoing, Aberdeen Investments, as advisor, and Mr. Akus disclaim beneficial ownership of the shares except to the extent of their respective pecuniary interest therein. The address of the selling stockholders is 28 State Street, 17th Floor, Boston MA 02110.

(9)	Based on our knowledge, including a Schedule 13G filed with the Securities and Exchange Commission on November 14, 2025. Represents 2,440,633 shares of common stock. The securities held by the foregoing stockholders may be deemed to be beneficially owned by Parkman Healthcare Partners LLC (“Parkman Healthcare”), which is the investment advisor of each of the foregoing stockholders, and/or Gregory Martinez, the portfolio manager of Parkman Healthcare. Notwithstanding the foreign, Parkman Healthcare and Mr. Martinez disclaim beneficial ownership of the shares except to the extent of their pecuniary interest, if any, therein. The business address of the entities is c/o Parkman Healthcare, 700 Canal Street, 2nd Floor, Stamford, CT 06902.

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(10)	Consists of (i) 16,722 shares of common stock, (ii) 12,159 restricted stock units granted outside the plan that are currently exercisable or exercisable within 60 days of April 10, 2026, (iii) 78,352 restricted stock units granted under the InspireMD, Inc. Long-Term Incentive Plan (the “2013 Equity Incentive Plan”), (iv) 1,753,522 Restricted Stock Units granted under the InspireMD Inc. 2021 Equity Compensation Plan (the “2021 Equity Incentive Plan”), (v) 696,005 shares of common stock granted under the 2021 Equity Incentive Plan issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026.

(11)	Consists of (i) 226,695 shares of restricted stock granted under the 2021 Equity Incentive Plan (ii) 465,000 shares of restricted stock under the 2024 Inducement Plan, (iii) 33,204 shares of restricted stock granted to employees under the Israeli Appendix of the 2013 Long-Term Incentive Plan held in trust, and with respect to which Mr. Lawless was granted a proxy with the right to vote such shares at his discretion and (iv) 4,028,366 shares of restricted stock granted to employees under Section 5 of the 2021 Plan held in trust, and with respect to which Mr. Lawless was granted a proxy with the right to vote such shares at his discretion.

(12)	Consists of (i) 276,772 shares of common stock, (ii) 694,439 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iii) 185,984 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026.

(13)	Consists of (i) 493,075 shares of common stock, (ii) 461,314 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iii) 181,699 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026.

(14)	Paul Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of (i) 423,534 shares of common stock and (ii) personally holds (A) 128,129 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026, (B) 132,076 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (C) 412,272 shares of common stock, and (D) 175,000 shares of common stock upon exercise of warrants that are currently exercisable.

(15)	Consists of (i) 270,786 shares of common stock, (ii) 122,497 shares of common stock exercisable upon exercise of warrants that are currently exercisable, and (iii) 84,950 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026. Excludes 10,710 shares of restricted stock granted under the Israeli Appendix of InspireMD, Inc. 2013 Long-Term Incentive Plan and 316,084 shares of restricted stock granted under the 2021 Equity Incentive Plan held in trust, with respect to which the trustee has a proxy with the right to vote such shares at his discretion.

(16)	Consists of 92,417 shares of restricted stock granted under the 2021 Equity Incentive Plan.

(17)	Consists of 100,047 shares of restricted stock granted under the 2021 Equity Incentive Plan.

(18)	Consists of (i) 608,425 shares of common stock, (ii) 136,053 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iii) 61,249 shares of common stock issuable upon exercise of warrants that are currently exercisable and (iv) 91,743 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026.

(19)	Consists of (i) 59,793 shares of common stock granted under the 2021 Equity Incentive Plan and (ii) 88,053 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iii) 24,065 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 10, 2026.

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PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS

The board of directors currently consists of six members and is classified into three classes of nearly equal size. The members of each class are elected in different years, so that only one-third of the board is elected in each year. As indicated below, we currently have two directors in Class 1 (with a term of office expiring in 2027), one director in Class 2 (with a term of office expiring in 2028), and three directors in Class 3 (with a term of office expiring this year).

This year, the board of directors has nominated Marvin Slosman, Raymond Cohen and Dan Dearen, for re-election as a Class 3 director to serve for a term of office to expire at the Annual Meeting of Stockholders in 2029 and to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than three persons.

Assuming the presence of a quorum, the three director nominees receiving the most votes cast in the election of directors will be elected as Class 3 directors. Should the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the board of directors may nominate or designate. The director nominees have expressed his or her intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominee (who are Class 3 directors) and each additional director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Paul Stuka	71	Class 1	Chairman of the Board of Directors	2027 Annual Meeting

Gary Roubin	77	Class 1	Director	2027 Annual Meeting

Michael Berman	68	Class 2	Director	2028 Annual Meeting

Scott R. Ward	66	Class 2	Director	2028 Annual Meeting

Marvin Slosman	62	Class 3	President, Chief Executive Officer and Director	2026 Annual Meeting

Raymond Cohen	67	Class 3	Director	2026 Annual Meeting

Dan Dearen	63	Class 3	Director	2026 Annual Meeting

Biographies

Biography of Class 3 Director Nominees Subject to Re-election at the Annual Meeting

Marvin Slosman has served as our president, chief executive officer and director since January 1, 2020. Since December 2025, Mr. Slosman has served as a member of the board of directors of BioCardia, Inc. (Nasdaq: BCDA). Mr. Slosman has served as chief operating officer for MEDCURA Inc. from May 2019 to December 2019. From September 2017 to September 2019, Mr. Slosman served as a Business Consultant, overseeing international commercial strategy and market development, at Integra Life Sciences, a leading innovator in orthopedic extremity surgery, neurosurgery, and reconstructive and general surgery. From 2010 to 2014 Mr. Slosman served as President of Itamar Medical, Inc., a medical technology company focused on cardiovascular and sleep diagnostics. Mr. Slosman also served as chief executive officer of Ovalum Vascular Ltd. from 2008 to 2010. Mr. Slosman’s qualifications to serve on the board of directors of the Company include his significant experience in senior management positions of leading medical device companies.

Mr. Slosman is a party to an agreement related to his service as president, chief executive officer and director described under “Executive Compensation – Agreements with Named Executive Officers.”

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Raymond Cohen has served as a director since July 31, 2025. From 2013 to late 2024, Mr. Cohen served as the Chief Executive Officer and a member of the board of directors of Axonics, Inc. (Nasdaq: AXNX), a medical device company with implantable technologies to treat bladder and bowel disorders, which was sold to Boston Scientific Corporation (NYSE: BSX) in November 2024. Mr. Cohen currently also serves as an independent director for Kestra Medical Technologies, Ltd. (Nasdaq: KMTS). From 2023 to 2025, Mr. Cohen served as the chairman of the board of directors of SoniVie Ltd until it was acquired by Boston Scientific Corporation in March 2025. Mr. Cohen currently serves as chairman of the boards of directors of the privately held companies Nalu Medical Inc. and Archimedes Vascular, vice chairman of the board of directors of the privately held company Tulavi Medical, and a member of the board of directors of the private equity sponsor-backed company Spectrum Vascular. Previously, Mr. Cohen served as chairman of the board of directors of BioLife Solutions Inc. (Nasdaq: BLFS) and as a director of Spectrum Pharmaceuticals Inc. (Nasdaq: SPPI). Mr. Cohen received his B.S. in Business Management from Binghamton University.

Dan Dearen has served as a director since September 16, 2025. Mr. Dearen has served as a member of the board of directors of Beta Bionics, Inc. (Nasdaq: BBNX), a medical device company engaged in the design, development, and commercialization of innovative solutions to improve the health and quality of life of insulin-requiring people with diabetes, since October 2024. Mr. Dearen previously worked at Axonics, Inc. (Nasdaq: AXNX), a medical device company, serving as Chief Operating Officer and Chief Financial Officer from October 2013 to August 2018 and as President and Chief Financial Officer from August 2018 to October 2023. Previously, he served as Chief Operating Officer and Chief Financial Officer of Vessix Vascular Inc. from July 2009 to November 2012, Chief Financial Officer of Miraval Holding from December 2004 to November 2008, and Chief Financial Officer of Q3DM, Fairbanks Systems Group, ESI Software, and Medication Delivery Devices from January 1995 to November 2004. Mr. Dearen also serves on the boards of several privately held companies, including JenaValve Technology, Inc., a developer and manufacturer of transcatheter aortic valve replacement systems, since January 2023. He previously served on the board of directors of Endotronix, Inc., a developer and manufacturer of digital health management solutions for patients suffering from heart failure, from March 2021 until its acquisition by Edwards Lifesciences in August 2024. Mr. Dearen received his B.B.A. in Accounting and Business from Southern Methodist University and his M.B.A. from Boston College.

Biographies of Other Directors

Paul Stuka has served as a director since August 8, 2011 and has served as our chairman since June 2, 2017. Mr. Stuka has served as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka, with 40 years of experience in the investment industry, was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S.-based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the United States for the five-year period ending December 31, 1985. From 2013 to 2022 Mr. Stuka served as a director of Caliber Imaging & Diagnostics, Inc. (formerly Lucid, Inc.). Mr. Stuka’s qualifications to serve on the board include his significant strategic and business insight from his years of experience investing in the healthcare industry.

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Gary Roubin, M.D. has served as a director since October 13, 2020. Dr. Roubin cofounded Essential Medical Inc. in 2010, which has had success in bringing a large bore vascular closure device to world markets and was recently acquired by Teleflex Inc. From 2002 to 2003, Dr. Roubin served as Chief Medical Officer of the Medicines Company during the release of its Angiomax product. From 2003 to 2012, Dr. Roubin served as Department Chairman and Chief of Service of the Lenox Hill Hospital Cardiac and Vascular program in New York. From 1989 to 1997, he served as Chief of Interventional Cardiology at the University of Alabama at Birmingham, to which he joined in 1989 as Professor of Medicine and Radiology and Director of the Cardiac Catheterization Laboratories and Interventional Cardiology Section at the University Hospital. In 2001, Dr. Roubin played a pivotal role in the success of Mednova Inc., which was acquired by Abbott Vascular, resulting in the introduction and marketing in the U.S. of the top selling carotid embolic protection system (NAV6) and stent system (XACT). In 1987, he developed and placed the world’s first balloon expandable coronary stent. In 1984, Dr. Roubin joined Andreas Gruentzig at Emory University to continue his post-doctoral research. He is also acknowledged for the development of coronary stenting and the first FDA-approved coronary stent. Dr. Roubin received his M.D. from the University of Queensland medical school and his Ph.D. from Sydney University. Dr. Roubin is qualified to serve on the board given that he is an internationally renowned interventional cardiologist recognized for his pioneering work in carotid stenting and embolic and protection devices. He is also acknowledged for the development of coronary stenting and the first FDA-approved coronary stent.

Michael Berman has served as our director since February 7, 2013. Mr. Berman is a medical device entrepreneur who has worked with high-potential development and early-stage commercial companies since 2000. From 2005 to 2012, Mr. Berman was a co-founder and the chairman of BridgePoint Medical, Inc., which developed technology to treat coronary and peripheral vascular chronic total occlusions and which was sold to Boston Scientific. Mr. Berman was also a member of the board of Lutonix, Inc. from 2007 until 2011, when the company was sold to C.R. Bard, Inc. From 2011 to 2018, Mr. Berman served as a co-founder and director of Rebiotix Inc., a company developing an innovative treatment for C Diff colitis. Rebiotix was sold to Ferring Pharmaceuticals in 2018. From 2014 till 2018 Mr. Berman served as a director of Mazor Robotics, a company pioneering Spinal Robotic Surgery. Mazor was sold to Medtronic in 2018. Mr. Berman has served (i) since 2011 as an advisor to, and since 2012 as a director of, Cardiosonic, Inc., a company developing a system for hypertension reduction via renal denervation, (ii) since 2005 as a director of PharmaCentra, LLC, which creates customizable marketing programs that help pharmaceutical companies communicate with physicians and patients, (iii) since 2018 as a Director of STMedical, a medical device company that has developed a temporary stent for the treatment of chronic sinusitis, (iv) since 2019 as a director of CardiacSense Inc., a medical device company that has developed a smart watch vital sign monitor, (v) since 2017 as a Director of Owlytics Healthcare, (vi) since 2013 as a Director of ClearCut Inc., a medical device company that has developed an MRI system for tumor margin assessment, (vii) since 2013 as a director of PulmOne Ltd., a medical device company developing an innovative Pulmonary Function Testing system, (viii) since 2019 as a director of QArt, a medical device company, (ix) since 2014 as a venture partner at RiverVest Ventures. (x) since 2020 as a Director of ReVamp, Medical(xi) since 2022 as a Director of Kedma Solar Ltd., and (xii) since 2023 as a Director of VenaCore. Mr. Berman brings to the board his extensive executive and entrepreneurial experiences in the field of medical devices and vascular intervention, which should assist in strengthening and advancing our strategic focus.

Scott R. Ward has served as our director since November 25, 2024. Mr. Ward previously served as the Chief Executive Officer and President of Cardiovascular Systems, Inc. from August 2016 to April 2023, prior to its acquisition by Abbott Laboratories (NYSE: ABT). In addition, Mr. Ward was appointed as a director of Cardiovascular Systems in November 2013 and as its chairman of the board in November 2014. Mr. Ward also serves as President and Managing Director of Raymond Holdings, LLC, a firm focused on the life sciences with activities in venture capital, corporate strategy, and transactional advisory services (strategic alliances, licensing, divestitures, mergers, and acquisitions). From 2013 until 2019, Mr. Ward served as a Managing Director at SightLine Partners, an investment manager focused on private medical technology, digital health and life sciences companies. From 1981 to 2010, Mr. Ward was employed by Medtronic, Inc. and held a number of senior leadership positions. Mr. Ward was Senior Vice President and President of Medtronic’s CardioVascular business from May 2007 to November 2010. Prior to that he was Senior Vice President and President of Medtronic’s Vascular business from May 2004 to May 2007, Senior Vice President and President of Medtronic’s Neurological and Diabetes business from February 2002 to May 2004, and President of Medtronic’s Neurological business from January 2000 to January 2002. He was Vice President and General Manager of Medtronic’s Drug Delivery business from 1995 to 2000. Prior to that, Mr. Ward led Medtronic’s Neurological Ventures in the successful development of new therapies. Mr. Ward serves on the boards of several private companies. Mr. Ward holds a B.S. in Genetics and Cell Biology, an M.S. in Toxicology, and an M.B.A., all from the University of Minnesota.

Family Relationships

There are no family relationships amongst our directors and executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Vote Required

The Class 3 directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the Annual Meeting. The three director nominees who receive the most votes cast in the election of directors will be elected as Class 3 directors.

Board Recommendation

The board of directors recommends a vote FOR the Class 3 director nominees under the Director Election Proposal at the Meeting.

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EXECUTIVE OFFICERS

In addition to Marvin Slosman, whose information is set forth above under the caption “Proposal 1: Election of Class 3 Directors – Directors and Nominee” and “– Biographies,” below is certain information with respect to our other executive officers as of April 10, 2026.

Name	Age	Position(s)
Michael Lawless	58	Chief Financial Officer, Secretary and Treasurer
Shane Gleason	52	Chief Commercial Officer
Andrea Tommasoli*	54	Chief Operating Officer

* On February 27, 2026, we provided a notice of dismissal to Mr. Tommasoli. Mr. Tommasoli is employed by InspireMD Ltd., a wholly owned subsidiary of the Company, pursuant to an Employment Contract, dated November 2, 2020, governed by French law. Subject to compliance with applicable French law, Mr. Tommasoli’s last day of employment with the Company is expected to be September 1, 2026.

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

Michael Lawless has served as our chief financial officer, secretary and treasurer since June 25, 2025. Prior to joining us, Mr. Lawless served as the Chief Financial Officer of Lifeward Ltd. (Nasdaq: LFWD), a medical device company that designs, develops, and commercializes innovative neurorehabilitation technologies, from September 2022 to June 2025. Prior to Lifeward, Mr. Lawless served as a Chief Financial Officer consultant for Danforth Advisors, LLC, a provider of financial consulting services to life sciences companies. From 2015 to 2020, Mr. Lawless held several financial leadership positions at Brooks Automation (Nasdaq: BRKS), including CFO of the life sciences division. Previously, Mr. Lawless also held financial leadership roles for AECOM Technology, Inc. (NYSE: ACM), PerkinElmer, Inc. (NYSE: PKI), Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA), CTI Molecular Imaging, Inc. (Nasdaq: CTMI), and MFS Investment Management. Mr. Lawless has a Bachelor of Arts degree in Economics from Swarthmore College, a Master of Business Administration degree from the Tuck School of Business at Dartmouth College and is a Certified Public Accountant.

Mr. Lawless is a party to an agreement related to his service as chief financial officer described under “Executive Compensation – Agreements with Named Executive Officers.”

Shane Gleason has served as our Chief Commercial Officer since August 28, 2023 after joining the company as general manager of North America and vice president of global marketing on February 20, 2023. Prior to joining us, Mr. Gleason served as served as vice president of sales, vascular interventions at Surmodics from 2021. Before that, from 2019 to 2021, he served as senior director, US marketing at Edwards Life Sciences (NYSE: EW), a developer of artificial heart valve and hemodynamic monitoring technologies, and, before that, from 2017 to 2019 as, chief commercial officer at Nuvaira, Inc., a privately held developer of COPD therapies that preserve patient lung health. Earlier in his career, Mr. Gleason held sales and marketing leadership roles at Cordis, a Cardinal Health company (NYSE: CAH) from 2015 to 2016, Trivascular Technologies (part of Endologix) from 2010 to 2015, and Abbott Vascular (NYSE: ABT) from 2002 to 2010, where he launched the second FDA approved carotid stent system. Mr. Gleason received a Bachelor of Science, Engineering Science and Mechanics from Virginia Polytechnic Institute and State University and a Master of Business Administration from the University of Maryland Smith School of Business.

Mr. Gleason is a party to an agreement related to his service as chief commercial officer described under “Executive Compensation – Agreements with Named Executive Officers.”

Andrea Tommasoli has served as our Chief Operating Officer since March 19, 2023. Prior to Mr. Tommasoli’s appointment as Chief Operating Officer, he served as our Senior Vice President of Global Sales and Marketing since November 2020 bringing over two decades of life sciences industry experience to the Company. Prior to joining the Company, Mr. Tommasoli held commercial leadership positions at Integra LifeSciences, a medical device manufacturing company that manufactures products for skin regeneration, neurosurgery, reconstructive and general surgery, from 2011 to 2020, serving as the Senior Director of Indirect Markets from January 2017 to October 2020, as Director of Sales for Specialty Surgical Solutions Europe from June 2014 to December 2016 and as Director of Sales for Neurosurgery EMEA from July 2011 to June 2014. Prior to joining Integra, Mr. Tommasoli was a Managing Partner at Alticare, an independent company focusing on start-ups and growth companies in the medtech business from 2009 to 2011 and was the Director of St. Jude Medical Neuromodulation division in France from 2007 to 2009. Mr. Tommasoli has vast experience in commercializing innovative medical technology solutions that improve and advance standard of care. Mr. Tommasoli received his B.A. in nuclear engineering from Bologna University, Italy and his M.B.A. from HEC Paris, France.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. During the review of named executive officer compensation for 2025, the compensation committee did not retain the services of any compensation consultants.

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and meet our clinical trial milestones and aligns management’s overall goals and objectives with those of our stockholders. In 2023, we designed our executive compensation program to achieve the following objectives:

●	provide a competitive compensation package that enables us to attract and retain superior management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

Summary Compensation Table

The table below sets forth the compensation earned by our named executive officers for the twelve-month period ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Commissions ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Marvin Slosman	2025	588,500	(2)	397,238	(3)		1,541,231	544,453	23,765	(4)	3,095,187
President and Chief Executive Officer	2024	550,000	(2)	391,875	(3)		1,769,387	566,852	22,648	(4)	3,300,762

Craig Shore	2025	261,099	(5)	132,806	(3)(5)		642,020	226,801	1,087,313	(6)	2,350,039
Former Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer *	2024	319,894	(5)	184,940	(3)(5)		749,282	240,045	142,562	(6)	1,636,723

Michael Lawless	2025	187,500	(7)	87,380	(3)		1,041,600	353,362	17,451	(4)	1,687,294
Chief Financial Officer, Secretary and Treasurer	2024	-		-			-	-	-		-

Shane Gleason	2025	367,500	(8)	82,688	(3)	107,138	642,020	226,801	22,141	(4)	1,448,287
Chief Commercial Officer	2024	342,000	(8)	81,225	(3)	86,799	749,282	240,045	17,992	(4)	1,517,341

* On October 3, 2025, Mr. Shore retired from his role as Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer of the Company.

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(1)

The amounts reported in the Stock Awards and Option Awards columns represent the aggregate grant-date fair value of equity awards granted during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. Grant-date fair value of restricted stock awards and restricted stock units is determined based on the closing price of the Company’s common stock on the grant date, while the grant-date fair value of stock option awards is estimated using the Black-Scholes option-pricing model. The amounts reported do not reflect the actual value, if any, that may be realized upon vesting or exercise.

(2)	Effective as of January 1, 2025, Mr. Slosman’s annual base salary was increased to $588,500.

(3)

Cash bonus awards for the 2025 calendar year were approved by the compensation committee in January 2026.

Cash bonus awards for the 2024 calendar year were approved by the compensation committee in January 2025.

(4)	Other compensation for the twelve months ended December 31, 2025 and 2024 (or such shorter period of time that the individual was employed by the Company) consisted of benefits related to health insurance.

(5)	Effective as of January 1, 2024, Mr. Shore’s annualized base salary was NIS 1,183,296. Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable period, except for bonus amounts which have been converted into U.S. dollars using 3.190 NIS per dollar which was the exchange rate as of December 31, 2025. The average exchange rate for the twelve-month period ended December 31, 2025 and 2024 were 3.453 NIS per dollar and 3.699 NIS per dollar, respectively.

(6)	For the twelve months ended December 31, 2025, Mr. Shore’s other compensation consisted the value of benefits paid in cash (as further described below) and severance payments in respect of Mr. Shore’s departure from the Company in October 2025. For the twelve months ended December 31, 2024, Mr. Shore’s other compensation consisted solely of benefits or the value of benefits paid in cash, which included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car or car allowance, cell phone and a daily food allowance.

(7)	Effective as of June 25, 2025, Mr. Lawless’ annual base salary is $375,000.

(8)	Effective as of January 1, 2025, Mr. Gleason’s annual base salary was increased to $367,500.

Agreements with Named Executive Officers

Marvin Slosman, Chief Executive Officer

On December 9, 2019, we entered into an Employment Agreement with Marvin Slosman, which was subsequently amended on December 31, 2019, November 8, 2021, January 5, 2023 and April 1, 2024 (as amended, the “Slosman Employment Agreement”), pursuant to which Mr. Slosman was appointed as our new chief executive officer and president. Mr. Slosman’s term of employment commenced on January 1, 2020, was to remain in effect for three years (the “Initial Employment Term”), unless earlier terminated, and was to be automatically renewed for successive one-year terms after the Initial Employment Term. We subsequently amended Mr. Slosman’s employment agreement to remove that certain definitive term of his employment such that his employment agreement shall expire if and when terminated by either party pursuant to the terms thereof. Mr. Slosman was also appointed as a Class 3 director, effective January 1, 2020, with a term expiring on the 2020 annual meeting of our stockholders.

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As consideration for his services as chief executive officer, Mr. Slosman is entitled to receive an annual base salary, which as of January 1, 2025 was increased to $588,500, less applicable payroll deductions and tax (“Base Salary”), which will be reviewed by the Board on an annual basis for increase. In addition, Mr. Slosman is also entitled to annual performance bonuses in an amount up to 75% percent of the Base Salary, as may be in effect from time to time, for each calendar year during his employment with us based on the extent to which performance criteria/financial results for the applicable year have been met.

In the event Mr. Slosman voluntarily resigns without good reason, we may, in our sole discretion, shorten the notice period and determine the date of termination without any obligation to pay Mr. Slosman any additional compensation other than the accrued obligations and without triggering a termination of Mr. Slosman’s employment without cause. In the event we terminate Mr. Slosman’s employment for cause or Mr. Slosman voluntarily resigns without good reason, we shall have no further liability or obligation to Mr. Slosman under the Slosman Employment Agreement. Notwithstanding the foregoing, in the event that this the Slosman Employment Agreement terminates, we shall, subject to the execution and timely return by Mr. Slosman of a release of claims, pay Mr. Slosman cash payments totalling $100,000 in the aggregate, payable in equal instalments on our regular pay dates that occur during the period commencing on 60th day following his employment termination date and ending on the last day of the Restricted Period (as defined below); provided, however, that if, at any time within the period commencing on the date that is 3 months prior to the termination of his employment agreement, we and a third party execute a definitive, written, and binding agreement (a “Sale Agreement”) to enter into certain transactions described therein that, if consummated, would constitute a change in control in us, then Mr. Slosman’s termination shall be deemed a termination by us without cause or for good reason, as of the date such Sale Agreement is executed, provided further that any amounts payable to Mr. Slosman pursuant to such termination shall be reduced by any amounts previously paid to him upon expiration of the Slosman Employment Agreement, termination by us for cause or voluntary resignation by Mr. Slosman without good reason.

If Mr. Slosman’s employment is terminated (i) by us without cause or (ii) by Mr. Slosman for good reason, then we must pay Mr. Slosman, (a) a severance pay in an amount equal to twelve months of his then-current base salary, (b) his entire performance bonus for any calendar year for which Mr. Slosman has already worked the entire year but the bonus has yet to be paid, (c) a pro-rated performance bonus in an amount equal to the target annual performance bonus to which Mr. Slosman may have been entitled for the year in which the termination occurs that he would have received had his employment not been terminated during such year. In addition, 50% of all unvested stock options, shares of restricted stock, restricted stock units, stock appreciation rights, or similar stock-based rights granted to Mr. Slosman shall vest and, if applicable, be immediately exercisable and any risk of forfeiture included in such restricted or other stock grants previously made to Mr. Slosman shall immediately lapse, and Mr. Slosman may exercise any outstanding stock options or stock appreciation rights until the earlier of (x) the last date on which such stock options or stock appreciation rights could have been exercised pursuant to the terms of the applicable award agreement, irrespective of Mr. Slosman’s termination of employment; and (y) the date that is two years following his employment termination date.

In addition, following a change in control, in the event of (i) a termination without cause or (ii) the Slosman Employment Agreement is not renewed, during the three month period before or within twelve months following a change in control, subject to certain conditions, Mr. Slosman shall be entitled to (1) severance pay equal to Mr. Slosman’s base salary for twenty-four months, (2) the equivalent of two times Mr. Slosman’s entire performance bonus based on achievement of the applicable performance criteria/financial results in the year prior to the year of termination, (3) an additional bonus amount calculated as the product of (A) the performance bonus that Mr. Slosman would have received had his employment not been terminated during such year and (B) a fraction, the numerator of which is the number of days Mr. Slosman was employed by us during the year of termination and the denominator of which is the number of days in such year, and (4) exercise any outstanding stock options or stock appreciation rights until the earlier of (A) the last date on which such stock options or stock appreciation rights could have been exercised pursuant to the terms of the applicable award agreement, irrespective of Mr. Slosman’s termination of employment; and (B) the date that is two years following his employment termination date ((i) – (v) collectively, the “Slosman Change of Control Severance Payments”).

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In addition to the Slosman Change of Control Severance Payments, in the event of a change of control, to the fullest extent permitted by our then-current benefit plans, Mr. Slosman shall be entitled to continuation of health, dental, vision and life insurance coverage, (but not pension, retirement, profit-sharing, severance or similar compensatory benefits), for Mr. Slosman and his eligible dependents substantially similar to coverage they were receiving or which they were entitled to immediately prior to the termination of Mr. Slosman’s employment for the lesser of twenty-four months after termination or until Mr. Slosman secures coverage from new employment.

Craig Shore, Former Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer

We were previously party to an employment agreement with Craig Shore since November 28, 2010. On May 5, 2014, we entered into an amended and restated employment agreement with Mr. Shore, which was amended on January 5, 2015, July 25, 2016, March 25, 2019, August 14, 2020, November 4, 2021, January 17, 2022, January 15, 2023, April 1, 2024 and December 10, 2024 (as amended, the “Shore Employment Agreement”). The Shore Employment Agreement had an initial term that originally was to end on December 31, 2020, and was to automatically renew for additional one-year periods on January 1st thereafter unless either party gave the other party written notice of its election not to extend such employment at least six months prior to the next January 1st renewal date. We subsequently amended the Shore Employment Agreement to remove that certain definitive term of his employment such that his employment agreement shall expire if and when terminated by either party pursuant to the terms thereof. On December 12, 2024, we announced that Mr. Shore decided to retire from his role as Chief Financial Officer of the Company, effective upon the appointment of his successor. Mr. Shore continued to serve as our Chief Financial Officer until his successor was appointed in June 2025.

Under the terms of the Shore Employment Agreement, Mr. Shore was entitled to an annual base salary, which as of January 1, 2024 was increased to NIS 98,608 per month (NIS 1,183,296 and approximately USD 319,000 on an annualized basis). Mr. Shore was also eligible to receive an annual bonus in an amount equal to 60% of his then-annual salary upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Shore. Mr. Shore was eligible to receive the percentage of his annual bonus corresponding to the percentage of his achievement of such target objectives and performance goals. The annual bonus was reviewed each year by our chief executive officer as part of the annual compensation review, including any potential increase (but not decrease) in the percentage of then-current base salary, as well as the applicable criteria and performance goals. In addition, Mr. Shore was eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion. Mr. Shore was also considered for grants of equity awards each year as part of the board’s annual compensation review, which will be made at the sole discretion of the board of directors. Each grant, with respect to any awards that are options, had an exercise price equal to the fair market value of our common stock as of the date of grant, and was subject to a three-year vesting period subject to Mr. Shore’s continued service with us, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.

Pursuant to terms contained in Mr. Shore’s stock option and restricted stock award agreements, in the event of a change of control of our company, the stock options and restricted stock granted to Mr. Shore that were unvested were to vest immediately upon such change of control, in the case of stock options, if such stock options are not assumed or substituted by the surviving company.

If we terminated Mr. Shore’s employment without cause, Mr. Shore was entitled, under Israeli law, to severance payments equal to his last month’s salary multiplied by the number of years Mr. Shore was employed with us. In order to finance this obligation, we made monthly contributions equal to 8.33% of Mr. Shore’s salary to a severance payment fund. The total amount accumulated in Mr. Shore’s severance payment fund as of October 3, 2025 was $370,000 as adjusted for conversion from New Israeli Shekels to U.S. Dollars. However, if Mr. Shore’s employment was terminated without cause, on account of a disability or upon his death, as of October 3, 2025, Mr. Shore would have been entitled to receive $443,000 in severance under Israeli law, thereby requiring us to pay Mr. Shore $73,000, in addition to releasing the $370,000 in Mr. Shore’s severance payment fund. On the other hand, pursuant to the Shore Employment Agreement, Mr. Shore was entitled to the total amount contributed to and accumulated in his severance payment fund in the event of the termination of his employment as a result of his voluntary resignation. In addition, Mr. Shore was entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retired from our company at or after age 67.

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Also, upon termination of Mr. Shore’s employment for any reason, we compensated him for all unused or previously uncompensated vacation days accrued.

The employment agreement also contained certain standard noncompetition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Shore.

In addition, following a change in control, in the event of (i) a termination without cause or (ii) the Shore Employment Agreement is not renewed, during the three month period before or within twelve months following a change in control, subject to certain conditions, Mr. Shore was entitled to (1) severance pay equal to Mr. Shore’s base salary for twelve months, (2) the equivalent of Mr. Shore’s entire annual bonus based on achievement of the applicable performance criteria/financial results in the year prior to the year of termination, (3) an additional bonus amount calculated as the product of (A) the annual bonus that Mr. Shore would have received had his employment not been terminated during such year and (B) a fraction, the numerator of which is the number of days Mr. Shore was employed by us during the year of termination and the denominator of which is the number of days in such year, and (4) exercise any future stock options or stock appreciation rights until the earlier of (A) the last date on which such stock options or stock appreciation rights could have been exercised pursuant to the terms of the applicable award agreement, irrespective of Mr. Shore’s termination of employment; and (B) the date that is one year following his employment termination date ((1) – (4) collectively, the “Shore Change of Control Severance Payments”).

In addition, the Shore Change of Control Severance Payments (i) shall be paid in addition to payments related to any and all social, pension, retirement, profit-sharing, severance or similar compensatory benefits owed to and/or previously deposited into the relevant accounts of or for the benefit of, Mr. Shore as of the date of termination plus (A) a car allowance and (B) payments related to any and all social, pension, retirement, profit-sharing, severance or similar compensatory benefits that the Company would have been obligated to pay had Mr. Shore remained employed in the same position and at the same base salary for the 12 months immediately following the date of termination, as were in effect for the 12 months immediately preceding the date of termination and (ii) are in addition to (but without duplication of) Mr. Shore’s severance benefits that would be triggered by terminations without a change in control. Further, in the event of a Change of Control, to the fullest extent permitted by our then-current benefit plans, Mr. Shore shall be entitled to continuation of health, dental, vision and life insurance coverage, (but not pension, retirement, profit-sharing, severance or similar compensatory benefits), for Mr. Shore and his eligible dependents substantially similar to coverage they were receiving or which they were entitled to immediately prior to the termination of Mr. Shore’s employment for the lesser of twelve months after termination or until Mr. Shore secures coverage from new employment.

Michael Lawless, Chief Financial Officer, Secretary and Treasurer

On June 2, 2025, we entered into an Employment Agreement with Michael Lawless (the “Lawless Employment Agreement”), pursuant to which Mr. Lawless was appointed as our new chief financial officer. Mr. Lawless’s term of employment commenced on June 25, 2025, is to remain in effect for three years (the “Initial Employment Term”), unless earlier terminated, and is to be automatically renewed for successive one-year terms after the Initial Employment Term.

As consideration for his services as Chief Financial Officer, Mr. Lawless is entitled to receive an annual base salary, which as of January 1, 2026 was increased to $384,375, less applicable payroll deduction and tax withholdings, which will be reviewed by our board of directors on an annual basis for increase. In addition, Mr. Lawless will also be entitled to annual performance bonuses in an amount up to 50% of the base salary, as may be in effect from time to time, for each calendar year during his employment with us based on the extent to which performance criteria/financial results for the applicable year have been met.

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In the event Mr. Lawless voluntarily resigns without good reason, we may, in our sole discretion, shorten the notice period and determine the date of termination without any obligation to pay Mr. Lawless any additional compensation other than the accrued obligations and without triggering a termination of Mr. Lawless’s employment without cause. In the event we terminate Mr. Lawless’s employment for cause or Mr. Lawless voluntarily resigns without good reason, we shall have no further liability or obligation to Mr. Lawless under the Lawless Employment Agreement. Notwithstanding the foregoing, in the event that the Lawless Employment Agreement expires as a result of our decision not to renew it, we shall, subject to the execution and timely return by Mr. Lawless of a release of claims, pay Mr. Lawless cash payments totaling $100,000 in the aggregate, payable in equal instalments on the Company’s regular pay dates that occur during the period commencing on the 60th day following his employment termination date and ending on the last day of the restricted period; provided, however, that if, at any time within the period commencing on the date that is three months prior to the termination of his employment agreement, we and a third party execute a definitive, written, and binding agreement (a “Sale Agreement”) to enter into certain transactions described therein that, if consummated, would constitute a change in control, then Mr. Lawless’s termination shall be deemed a termination by us without cause or for good reason, as of the date such Sale Agreement is executed; provided, further, that any amounts payable to Mr. Lawless pursuant to such termination shall be reduced by any amounts previously paid to him upon expiration of the Lawless Employment Agreement, termination by us for cause or voluntary resignation by Mr. Lawless without good reason.

If Mr. Lawless’s employment is terminated (i) by us without cause or (ii) by Mr. Lawless for good reason (other than in the event of a change in control), then Mr. Lawless shall receive, subject to the execution and timely return by Mr. Lawless of a release of claims, the following: (a) a severance pay in an amount equal to his base salary for six months, (b) his entire performance bonus for any calendar year for which he has already worked the entire year but the bonus has yet to be paid, (c) the annual amount of the performance bonus, paid at 50%, for the calendar year in which his termination of employment occurs that he would have received had his employment not been terminated during such year, and (d) if Mr. Lawless is eligible for and timely elects to continue receiving group medical insurance pursuant to the “COBRA” law, six months of the share of the premium for health coverage that is paid by us for active and similarly-situated employees who receive the same type of coverage (or a taxable monthly cash payment in lieu thereof if we determine that we cannot pay such amounts without potentially violating applicable law).

In addition, in the event of a change in control, if at any time Mr. Lawless’s employment is terminated by us, including by nonrenewal, upon or during the three-month period before or within the twelve-month period following a change in control other than a termination for cause, Mr. Lawless shall receive, subject to the execution and timely return by Mr. Lawless of a release of claims, the following change in control benefits: (a) severance pay equal to his base salary for an additional twelve months; (b) his entire performance bonus for any calendar year for which he has already worked the entire year but the bonus has yet to be paid; (c) the annual amount of the performance bonus, paid at 100%, for the calendar year in which his termination of employment occurs that he would have received had his employment not been terminated during such year; (d) one hundred percent (100%) of all unvested stock options, shares of restricted stock, restricted stock units, stock appreciation rights, or similar stock-based rights granted to him shall vest and, if applicable, be immediately exercisable and any risk of forfeiture included in such restricted or other stock grants previously made to him shall immediately lapse; (e) if Mr. Lawless is eligible for and timely elects to continue receiving group medical insurance pursuant to the “COBRA” law, twelve months of the share of the premium for health coverage that is paid by us for active and similarly-situated employees who receive the same type of coverage (or a taxable monthly cash payment in lieu thereof if we determine that we cannot pay such amounts without potentially violating applicable law); and (f) in addition, Mr. Lawless may exercise any outstanding stock options or stock appreciation rights until the earlier of (x) the last date on which such stock options or stock appreciation rights could have been exercised pursuant to the terms of the applicable award agreement, irrespective of his termination of employment; and (y) the date that is one (1) year following his employment termination date.

Shane Gleason, Chief Commercial Officer

We entered into terms of employment with Mr. Shane Gleason since February 7, 2023 (the “Gleason Agreement”). Mr. Gleason served as our General Manager of North America and VP of Global Marketing since February 2023 until his promotion to Chief Commercial Officer in August 2023. Mr. Gleason is entitled to receive an annual base salary, which as of January 1, 2026 was increased to $385,875, less applicable payroll deductions and tax. In addition, Mr. Gleason is entitled to a yearly gross bonus of 50% of his base salary, which will be based on the Board’s assessment of Mr. Gleason individual performance and the overall performance of the Company. The Gleason Agreement was entered into for an indefinite period, and it may be terminated at any time by the Company or upon thirty days’ notice by Mr. Gleason. The Gleason Agreement further provides for standard benefits, such as participation in the Company’s employee benefit plans and programs. The Gleason Agreement also contains certain standard confidentiality requirements.

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Change of Control Agreements

Pursuant to our forms of our restricted stock award agreement, stock option agreement, or restricted stock unit award agreement pursuant to our 2021 Equity Incentive Plan, in the event of a change of control, any unvested awards shall become immediately vested.

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described above and under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

Outstanding Equity Awards at December 31, 2025

The following table shows information concerning unexercised options and unvested shares of restricted stock outstanding as of December 31, 2025 for each of our named executive officers.

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Marvin Slosman	4,053	-		16.50	1/2/2030
						-		-
	26,118	-		5.85	8/31/2030
						-		-
	40,000	-		6.90	4/19/2031	-		-
	48,855	-		4.12	10/13/2031	-		-
	232,253	116,127	(1)	1.76	5/17/2033	348,383	(2)	620,122
	71,802	143,603	(3)	3.14	1/23/2034	375,666	(4)	668,685
	-	254,985	(5)	2.76	1/10/2035	558,417	(6)	993,982

Craig Shore*	15,086	-		5.85	10/03/2026
	6,667	-		6.90	10/03/2026
	24,326	-		4.09	10/03/2026
	174,190			1.76	10/03/2027
	91,218		(7)	3.14	10/03/2026
	106,218		(8)	2.76	10/03/2026

Michael Lawless	-	212,000	(9)	2.24	6/25/2035	465,000	(10)	827,700

Shane Gleason	56,987	28,493	(11)	1.76	5/17/2033	85,482	(12)	152,158
	4,287	2,143	(13)	3.37	8/28/2033	6,430	(14)	11,445
	30,406	60,812	(15)	3.14	1/23/2034	159,083	(16)	283,168
	-	106,218	(17)	2.76	1/10/2035	232,616	(18)	414,056

* On October 3, 2025, Mr. Shore retired from his role as Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer of the Company.

(1)	These options vest annually, with one vesting remaining on May 17, 2026.

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(2)	These RSUs vest annually, with one vesting remaining on May 17, 2026.

(3)	These options vest annually, with two vesting remaining on January 23, 2026, and January 23, 2027.

(4)	These RSUs vest annually, with two vesting remaining on January 23, 2026, and January 23, 2027.

(5)	These options vest annually, with one third vesting remaining on each of January 10, 2026, January 10, 2027, and January 10, 2028.

(6)	These RSUs vest annually, with one third vesting remaining on each of January 10, 2026, January 10, 2027, and January 10, 2028.

(7)	On October 3, 2025, in connection with Mr. Shore’s retirement, all unvested options were accelerated and vested in full.

(8)	On October 3, 2025, in connection with Mr. Shore’s retirement, all unvested shares of restricted stock were accelerated and vested in full.

(9)	These options vest annually, with one third vesting remaining on each of June 25, 2026, June 25, 2027, and June 25, 2028.

(10)	These shares of restricted stock vest annually, with one third vesting remaining on each of June 25, 2026, June 25, 2027, and June 25, 2028.

(11)	These options vest annually, with one vesting remaining on May 17, 2026.

(12)	These shares of restricted stock vest annually, with one vesting remaining on May 17, 2026.

(13)	These options vest annually, with one vesting remaining on August 28, 2026.

(14)	These shares of restricted stock vest annually, with one vesting remaining on August 28, 2026.

(15)	These options vest annually, with two vesting remaining on each of January 23, 2026, and January 23, 2027.

(16)	These shares of restricted stock vest annually, with two vesting remaining on each of January 23, 2026, and January 23, 2027.

(17)	These options vest annually, with one third vesting remaining on each of January 10, 2026, January 10, 2027, and January 10, 2028.

(18)	These shares of restricted stock vest annually, with one third vesting remaining on each of January 10, 2026, January 10, 2027, and January 10, 2028.

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Option Exercises and Stock Vested

There were no stock options exercised by our named executive officers during the twelve months ended December 31, 2025.

2013 Long-Term Incentive Plan

On December 16, 2013, our stockholders approved the InspireMD, Inc. 2013 Long-Term Incentive Plan, which was adopted by our board of directors on October 25, 2013. Our 2013 Long-Term Incentive Plan expired in December 2023. We are no longer granting awards under our 2013 Long-Term Incentive Plan.

The purpose of the InspireMD, Inc. 2013 Long-Term Incentive Plan was to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2013 Long-Term Incentive Plan provided for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which were granted singly, in combination, or in tandem. The InspireMD, Inc. 2013 Long-Term Incentive Plan was administered by our compensation committee.

The InspireMD, Inc. 2013 Long-Term Incentive Plan was intended to serve as an “umbrella” plan for us and our subsidiaries worldwide. Attached as Appendix A to the InspireMD, Inc. 2013 Long-Term Incentive Plan is the InspireMD, Inc. 2013 Employee Stock Incentive Plan, for the purpose of making grants of stock options, restricted stock, and other stock incentive awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers and any other service providers or control holders of us who are subject to Israeli Income Tax, which was used to accommodate local regulations that do not correspond to the scope of the InspireMD, Inc. 2013 Long-Term Incentive Plan.

As of April 10, 2026, we had 172,310 shares of common stock underlying outstanding awards under our 2013 Long-Term Incentive Plan consisting of (i) 146,643 outstanding option awards and (ii) 78,352 vested restricted stock units that have not yet been converted into shares of common stock, in each case granted under our 2013 Long-Term Incentive Plan.

2021 Equity Incentive Plan

On September 30, 2021, at our 2021 annual meeting of stockholders, our stockholders approved our 2021 Equity Incentive Plan.

The purpose of the InspireMD, Inc. 2021 Equity Incentive Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2021 Equity Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The InspireMD, Inc. 2021 Equity Incentive Plan is administered by our compensation committee.

As of December 31, 2025, we had 5,098,395 shares of common stock available for future issuance under our 2021 Equity Incentive Plan.

As of April 10, 2026, we had 1,166,496 shares of common stock available for future issuance under our 2021 Equity Incentive Plan.

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2024 Inducement Plan

On September 30, 2024, our compensation committee approved the 2024 Inducement Plan. The terms of the 2024 Inducement Plan are substantially similar to the terms of the 2021 Equity Incentive Plan with the exception that incentive stock options may not be issued under the 2024 Inducement Plan and awards under the 2024 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq rules. The 2024 Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. We initially reserved 2.2% of the outstanding shares of the Company’s common stock on a fully diluted basis for issuance pursuant to awards granted under the 2024 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2024 Inducement Plan may only be made to an employee who has not previously been an employee or member of the board of directors of the Company or any parent or subsidiary, or following a bona fide period of non-employment by us or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with us or a subsidiary and such grant is an inducement material to his or her entering into employment with us or such subsidiary. The InspireMD, Inc. 2024 Inducement Plan is administered by our compensation committee.

As of December 31, 2025, we had 703,315 shares of common stock available for future issuance under our 2024 Inducement Plan.

As of April 10, 2026, we had 741,558 shares of common stock available for future issuance under our 2024 Inducement Plan.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2025, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, RSUs and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,148,666	(1)	2.58	5,098,395
Equity compensation plans not approved by security holders	365,877	(2)	2.40	703,315
Total	6,514,543		2.55	5,801,710

(1)	Comprised of 3,756,680 options and 2,391,986 restricted stock units awards made to individuals as under the 2013 Long Term Incentive Plan and 2021 Equity Incentive Plan.

(2)	Comprised of awards made to individuals outside the InspireMD, Inc. 2011 UMBRELLA Option Plan, 2013 Long Term Incentive Plan and 2021 Equity Incentive Plan, as described below:

●	On January 2, 2020, we issued to Mr. Marvin Slosman, our Chief Executive Officer, President and Director, 12,159 shares of restricted stock and 4,053 shares of common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

●	On November 3, 2020, we issued to Mr. Andrea Tommasoli, our chief operating officer, options to purchase 6,035 shares of our common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

●	On May 17, 2023, we issued to Mr. Shane Gleason, our Chief Commercial Officer option to purchase 85,480 shares of our common stock, as inducement awards outside the Company’s 2021 Long-Term Incentive Plan.

●	On June 2, 2025, we issued to Mr. Michael Lawless, our Chief Administrative Officer, Secretary and Treasurer options to purchase 212,000 shares of common stock 465,000 shares of restricted stock, as inducement awards outside the Company’s 2021 Long-Term Incentive Plan

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Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our Principal Executive Officer (the “PEO”) and our other named executive officers (collectively, the “Non-PEO NEOs”). The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner prescribed by the SEC rules and do not necessarily align with how we or the compensation committee views the link between our performance and pay of our named executive officers. The footnotes below set forth the adjustments from the total compensation for each of our NEOs reported in the Summary Compensation Table above. As permitted under the rules applicable to smaller reporting companies, we are including three years of data and are not including a peer group total shareholder return or company-selected measure, as contemplated under Item 402(v) of Regulation S-K.

The following table sets forth additional compensation information of our PEO and Non-PEO NEOs, along with total shareholder return, and net loss results for the years ended December 31, 2025, 2024 and 2023:

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss (in 000s)(6)
2025	3,095,186	1,318,797	1,828,539	1,385,068	207	(48,788)
2024	$3,300,762	$2,359,244	$1,577,033	$1,206,775	$306	$(32,005)
2023	3,219,321	5,866,582	1,454,720	2,068,455	327	(19,916)

(1)	Marvin Slosman served as our Chief Executive Officer for the entirety of 2025, 2024 and 2023. The Non-PEO NEOs for 2025 were Michael Lawless, Craig Shore and Shane Gleason. The Non-PEO NEOs for 2024 were Craig Shore and Shane Gleason. The Non-PEO NEOs for 2023 were Craig Shore and Shane Gleason.

(2)	The dollar amounts reported herein represent the amount of total compensation reported for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

(3)	The dollar amounts reported below represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs (as an average) as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the PEOs and Non-PEO NEOs during the applicable fiscal year. For purposes of the equity award adjustments shown below, no equity awards were cancelled due to a failure to meet vesting conditions and no dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date were not otherwise included in the total compensation for the covered fiscal year. In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant. The following table details the applicable adjustments that were made to the determine “compensation actually paid” (all amounts are averages for Non-PEO NEOs).

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	PEO		Non-PEO NEO Average
	2025	2024	2025	2024
Summary Compensation Table Total	$3,095,186	$3,300,762	$1,828,539	$1,577,033
- Grant date fair value of awards granted during the covered fiscal year	(2,085,684)	(2,336,239)	(1,044,201)	(989,327)
+ Fair value as of the vesting date of all awards granted during the covered fiscal year that vested during the covered fiscal year	-	-	241,804	-
+ Fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested at the end of the covered year	1,256,868	1,888,014	530,223	801,004
+/- Change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(876,622)	(230,631)	(101,897)	(87,457)
+/- Change in fair value as of the vesting date (from the end of the prior fiscal year) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(70,951)	(262,662)	(69,640)	(94,478)
Compensation Actually Paid	$1,318,797	$2,359,244	$1,385,068	$1,206,775

(4)	The dollar amounts reported herein represent the average of the amounts of total compensation reported for our Non-PEO NEOs as a group for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

(5)	Cumulative total stockholder return (“TSR”) assumes $100 was invested on December 31, 2022 and is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period (December 31, 2022) by our stock price at the beginning of the measurement period. At December 31, 2025, 2024 and 2023, the per share closing prices for our common stock were $1.78, $2.63 and $2.81, respectively. No dividends were paid on stock or option awards for all periods presented.

(6)	Net loss is reflected as reported in our audited consolidated financial statements for the applicable fiscal year.

Pay Versus Performance Comparative Disclosure

Our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation our performance, all of those measures are not presented in the PVP table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with CAP (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following narrative disclosure regarding the relationships between information presented in the PVP table.

Compensation Actually Paid and Company TSR

During fiscal 2023, 2024 and 2025, compensation actually paid to our PEO decreased from $5,866,582 in fiscal 2023 to $2,359,244 in fiscal 2024 and decreased to $1,318,797 in fiscal year 2025. Average compensation actually paid to our Non-PEO NEOs decreased from $2,068,455 to $1,206,775 in fiscal 2024 and increased to $1,385,068 in fiscal year 2025. Over the same period, the value of a $100 investment in our common stock as of December 31, 2022 increased to $327 at the end of fiscal 2023, declined to $306 at the end of fiscal 2024 and declined further to $207 at the end of fiscal 2025.

Compensation Actually Paid and Net Loss

During fiscal 2023, 2024 and 2025, compensation actually paid to our PEO decreased from $5,866,582 in fiscal 2023 to $2,359,244 in fiscal 2024 and decreased to $1,318,797 in fiscal year 2025. Average compensation actually paid to our Non-PEO NEOs decreased from $2,068,455 to $1,206,775 in fiscal 2024 and increased to $1,385,068 in fiscal year 2025. Over the same period, our net loss increased by $12,089,000 during fiscal 2024 (from a net loss in fiscal 2023 of $19,916,000 to a net loss in fiscal 2024 of $32,005,000) and increased by $16,783,000 during fiscal 2025 (from a net loss in fiscal 2024 of $32,005,000 to a net loss in fiscal 2025 of $48,788,000).

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DIRECTOR COMPENSATION

The following table shows information concerning our directors during the twelve months ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards*** ($)	Total ($)
Paul Stuka	109,250	134,513	46,492	290,255
Michael Berman	66,250	89,675	30,995	186,920
Raymond Cohen	25,313	135,000	45,001	205,314
Gary Roubin, M.D.	51,250	205,835	30,995	288,080
Dan Dearen	20,876	135,001	45,016	200,893
Scott R. Ward	46,250	44,836	15,497	106,583
Thomas Kester*	101,250	179,675	100,059	380,984
Kathryn Arnold**	90,000	194,676	53,429	338,105

* On September 16, 2025, Mr. Kester resigned from our board of directors.

** On December 31, 2025, Ms. Arnold resigned from our board of directors.

*** Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date.

For the 2025 calendar year, our board approved the following compensation for our independent directors: (i) a $79,250 stipend, payable annually to the chairman of the board; (ii) a $41,250 stipend, payable annually to the other independent directors; (iii) annual committee chair compensation of $20,000 for the chairman of the audit committee, $15,000 for the chairman of the compensation committee and $10,000 for the chairmen of the nominating and corporate governance committee and the research and development committee; (iv) annual committee membership compensation of $10,000 for members of the audit committee and $ 7,500 for members of the compensation committee (v) $5,000 for members of the nominating and corporate governance committee and the research and development committee. On October 23, 2025, the compensation committee approved increases to the annual stipends payable to the chairman of the board, from $75,000 to $92,000, and to the other independent directors, from $40,000 to $45,000, in each case effective retroactively as of October 1, 2025.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

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PROPOSAL 2: APPROVAL OF TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK FROM 150,000,000 SHARES TO 250,000,000 SHARES

Under the Authorized Shares Proposal (Proposal 2) at the Annual Meeting, our board of directors is seeking the approval of our stockholders of an amendment to our Certificate of Incorporation (the “Certificate Amendment”) to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000. The full text of the proposed Certificate Amendment is attached to this Proxy Statement as Appendix A.

The additional shares of common stock authorized for issuance under the Certificate Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.

If the Authorized Shares Proposal is approved by the requisite vote of the stockholders, the proposed Certificate Amendment will become effective upon the filing and recording of it with the Secretary of State of Delaware.

Reasons for the Increase in the Number of Authorized Shares

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock available for future use.

Of the 150,000,000 shares of our common stock currently authorized, as of the close of business on April 10, 2026, there were 46,892,979 shares of common stock outstanding.

In addition to the shares of common stock outstanding as of April 10, 2026, we had the following shares of common stock issued, reserved or issuable, all of which represent potential dilution to our stockholders:

●	43,092,107 shares issuable upon the exercise of outstanding pre-funded warrants;
●	25,828,164 shares issuable upon the exercise of outstanding warrants;
●	4,110,418 shares issuable upon the exercise of outstanding stock options;
●	3,518,937 shares underlying outstanding restricted stock units, vested and unvested;
●	7,952 shares of outstanding preferred stock on an as-converted basis.

As a result, on a fully diluted basis, we had an aggregate of approximately 123,450,557 shares of common stock issued and issuable as of April 10, 2026.

After giving effect to the foregoing, we had approximately 24,641,321 authorized shares of common stock that were unissued and unreserved as of April 10, 2026. This amount includes shares reserved for issuance under our equity incentive plans, including 1,166,496 shares under our 2021 Equity Incentive Plan and 741,626 shares under our 2024 Inducement Plan, and therefore represents a limited number of shares actually available for future issuance. As a result of the foregoing, our authorized shares of common stock available for future issuance in connection with potential financing transactions, business expansion opportunities, grants pursuant to equity compensation plans and other general corporate purposes will be limited if the Certificate Amendment is not approved by our stockholders.

Our board of directors is recommending the proposed increase in the authorized number of shares of common stock for the primary purpose of providing the Company with appropriate flexibility to issue shares in the future on a timely basis in the event that the board of directors determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) enter into strategic business transactions, (iii) provide equity incentives to directors, officers and employees pursuant to equity compensation plans or (iv) further other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. As such, in considering and planning for our current and future corporate needs, our board of directors believes that the current number of authorized and unreserved shares of common stock available for issuance is inadequate.

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The board of directors has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the Certificate Amendment.

Effects of the Increase in the Number of Authorized Shares

If our stockholders approve this proposal to increase the number of authorized shares of common stock, unless otherwise required by applicable law or stock exchange rules, our board of directors will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of common stock that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our board of directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional shares of common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our board of directors in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

In addition to the proposed Certificate Amendment, our Certificate of Incorporation and amended and restated bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our board of directors, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Certificate Amendment to increase the number of authorized shares of common stock is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

Vote Required

The affirmative vote of the majority of votes cast at the Annual Meeting is required to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares.

Board Recommendation

The board of directors recommends a vote FOR the increase in the authorized number of shares of the Company’s common stock from 150,000,000 shares to 250,000,000 shares under the Authorized Shares Proposal at the Meeting.

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PROPOSAL 3: RATIFICATION OF RE-APPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has re-appointed Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited (“Kesselman”), a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the year ending December 31, 2026, subject to stockholder ratification pursuant to the Auditor Reappointment Proposal (Proposal 3) at the annual meeting.

Kesselman served as our independent registered public accounting firm since 2010. Representatives of Kesselman will not be present at the annual meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The fees billed for professional services provided to us by Kesselman for the years ended December 31, 2025 and 2024 are described below.

Fee category	2025	2024
Audit Fees	$222,000	$188,000
Audit – related fees	$97,000	$48,000
Tax fees	$69,170	$40,900
Total fees	$388,170	$276,900

Audit Fees

Kesselman billed us audit fees in the aggregate amount of $222,000 and $188,000 for the years ended December 31, 2025 and 2024, respectively. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Kesselman billed us audit-related fees in the aggregate amount of $97,000 and $48,000 for the year ended December 31, 2025 and 2024, respectively.

The fees for the year ended December 31, 2025 mostly related to services provided in connection with SEC filings, including consents and comfort letters, and other professional services.

The fees for the year ended December 31, 2024 mostly related to comfort letters and a prospectus supplement in connection with our ATM facility in 2024.

Tax Fees

Kesselman billed us tax fees in the aggregate amount of $69,170 and $40,900 for the year ended December 31, 2025 and 2024, respectively. These fees relate to professional services rendered for tax compliance, tax advice, transfer pricing services and tax planning.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting. The Audit Committee pre-approved all of the fees set forth above.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the re-appointment of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2026. In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the majority of votes cast at the Annual Meeting is required to adopt the proposal to ratify the re-appointment of Kesselman as our independent registered public accounting firm for the year ending December 31, 2026.

Board Recommendation

The board of directors recommends a vote FOR the ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, pursuant to the Auditor Reappointment Proposal at the Meeting.

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PROPOSAL 4: THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The board of directors believes that if we do not establish a quorum or the number of shares of our common stock entitled to vote at the Annual Meeting is insufficient to approve the Director Election Proposal, Authorized Shares Proposal or the Auditor Reappointment Proposal, it is in the best interests of the stockholders to enable the board of directors to continue to seek a sufficient number of additional votes to approve these items.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies if there are insufficient votes to establish a quorum or to approve the proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies failing to establish a quorum or indicating that a majority of the votes cast will vote against any of the above-mentioned proposals, we could adjourn or postpone the Annual Meeting without a vote on the applicable matter and use the additional time to solicit holders to establish a quorum or the holders of those shares to change their vote in favor of such proposal(s).

Vote Required

The affirmative vote of the majority of votes cast at the Annual Meeting is required to adopt the proposal to approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3.

Board Recommendation

The board of directors recommends a vote FOR the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 3, pursuant to the Adjournment Proposal at the Meeting.

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OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

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SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 6303 Waterford District Drive, Suite 215, Miami, Florida 33126. The proposal must be received no later than December 21, 2026, after which date such stockholder proposal will be considered untimely. In the event that the date of the 2027 annual meeting has been changed more than 30 days from the one year anniversary of the date of the 2026 annual meeting, then the deadline for receipt of a proposal by a stockholder is within a reasonable time before we begin to print and send our proxy materials, in order to be eligible for inclusion in our proxy statement relating to that 2027 meeting.

Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between February 8, 2027 and March 10, 2027.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

A copy of InspireMD, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to InspireMD, Inc., 6303 Waterford District Drive, Suite 215, Miami, Florida 33126.

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Appendix A

InspireMD, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting subsection (A) of ARTICLE FOURTH in its entirety and inserting the following in lieu thereof:

“FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty five million (255,000,000), consisting of two hundred fifty million (250,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and five million (5,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

3. Pursuant to the resolution of the Board of Directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, InspireMD, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of __, 2026.

INSPIREMD, INC.

By:
Marvin Slosman
Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

INSPIREMD, INC.
ATTN: MICHAEL LAWLESS
6303 WATERFORD DISTRICT DRIVE
SUITE 215
MIAMI, FLORIDA 33126

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/02/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/02/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of three Class III directors to serve on the Company's board of directors for a term of three years or until his successor is elected and qualified:

Nominees	For	Withhold
1a. Marvin Slosman	☐	☐
1b. Raymond Cohen	☐	☐
1c. Dan Dearen	☐	☐

The Board of Directors recommends you vote FOR the following proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000703308_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

INSPIREMD, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 3, 2026
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Michael Lawless and Marvin Slosman, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on April 10, 2026 at the 2026 Annual Meeting of Stockholders to be held at the offices of InspireMD, Inc., 4 Menorat Hamaor St., Tel-Aviv, Israel, on June 3, 2026, at 10 a.m. Eastern Time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000703308_2 R2.09.05.010

Continued and to be signed on reverse side